EXHIBIT 32.2

L-1 Identity Solutions, Inc.
177 Broad Street, Twelfth Floor
Stamford, CT 06901
November 5, 2007

Securities and Exchange Commission
450 5th Street, NW
Washington, DC 20549

Re:    Certification Of Principal Financial and Accounting Officer Pursuant To 18 U.S.C. Sec. 1350

Dear Ladies and Gentlemen:

In connection with the accompanying Quarterly Report on Form 10-Q of L-1 Identity Solutions, Inc., for the quarter ended September 30, 2007, I, James DePalma, Chief Financial Officer of L-1 Identity Solutions, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1)	such Quarterly Report on Form 10-Q of L-1 Identity Solutions, Inc., for the quarter ended September 30, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)	the information contained in such Quarterly Report on Form 10-Q of L-1 Identity Solutions, Inc., for the quarter ended September 30, 2007, fairly presents, in all material respects, the financial condition and results of operations of L-1 Identity Solutions, Inc.

By:	/s/ JAMES A. DEPALMA
James A. DePalma Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to L-1 Identity Solutions, Inc. and will be retained by L-1 Identity Solutions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

In accordance with Item 601 of Regulation S-K, this certification is being ‘‘furnished’’ as Exhibit 32.1 to L-1 Identity Solutions, Inc.’s quarterly report and shall not be deemed ‘‘filed’’ for purposes of Section 18 of the Securities Exchange Act of 1934 (the ‘‘Exchange Act’’) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.